Exhibit 10.1

SETTLEMENT AND ASSIGNMENT AGREEMENT

The SETTLEMENT AND ASSIGNMENT AGREEEMENT (“Agreement”) is made by and between Dropbox, Inc., a Delaware corporation with an address of 185 Berry Street, 4th Floor, San Francisco, California 94107 (“Dropbox”), and Officeware Corporation d/b/a Filesanywhere.com, a Texas corporation with an address of 3301 Airport Freeway, Suite 200, Bedford, Texas 76021 (“Officeware) (individually referred to as a “Party,” and collectively the “Parties”) and is effective as of this 22nd day of April   , 2013 (the “Effective Date”).

WHEREAS, on September 1, 2009, Dropbox filed U.S. Trademark Application Serial No. 77/817,716 (the “Dropbox Application”) with the United States Patent and Trademark Office (the “USPTO”) for the mark “DROPBOX” (the “DROPBOX Mark”);

WHEREAS, on April 12, 2010, Officeware filed U.S. Trademark Application Serial No. 85/012,206 (the “Officeware Application”) with the USPTO for the DROPBOX Mark;

WHEREAS, on June 29, 2011, Officeware initiated Opposition Proceeding No. 91-200,444 before the Trademark Trial and Appeal Board of the USPTO (the “TTAB”) opposing registration of the Dropbox Applicatin (the “Opposition”)’

WHEREAS, on June 30, 2011, Officeware filed Lawsuit No. 3:11-cv-01448-L against Dropbox in the United States District Court for the Northern District of Texas (the “Lawsuit”) alleging, among other things, that Dropbox’s use of an open-box logo (the “Dropbox Design”) infringes Officeware’s rights in an open box design element (the design element shown in Schedule A (not including the FILESANYWHERE word mark), which may be referred to as the “Officeware Design”), and that Dropbox’s use of the DROPBOX Mark infringes Officeware’s rights in the DROPBOX Mark;

WHEREAS, third parties, including Thru, LLC/Thru, Inc., YouSendIt, Inc., Box, Inc., Radnostix LLC, and John C. Horton (collectively “Third Party Claimants”) have each claimed superior rights to the DROPBOX Mark in relation to Dropbox, and Dropbox has not settled, in any manner, with any of the Third Party Claimants;

WHEREAS, Officeware represents and warrants, to its knowledge and based on the facts set forth in an accompanying declaration attached hereto as Schedule D, that it is the senior-most user of the DROPBOX Mark and the Officeware Design in the United States and that its trademark rights in the DROPBOX Mark and the Officeware Design are superior to those asserted by any of the Third Party Claimants and any other person or entity;

WHEREAS, as part of the resolution of this matter, Dropbox is desirous of acquiring all right, title, and interest in and to the DROPBOX Mark, Officeware Application, and Officeware Design, and of recording Dropbox’s status as owner of the entire right, title, and interest in and to the DROPBOX Mark, Officeware Application, and Officeware Design, and Officeware is desirous of assigning all right, title, and interest in and to the DROPBOX Mark, Officeware Application, and Officeware Design as set forth below and in accordance with in the Trademark Assignment Agreement (the “Assignment”) at Schedule B; and

WHEREAS, the Parties desire to resolve their differences and settle the Lawsuit, the Opposition, and all other disputes and potential claims which may arise out of the facts alleged in the pleadings in the Lawsuit or in the Opposition, or which relate to the Parties’ rights in the DROPBOX Mark, the Dropbox Application, the Officeware Application, the Dropbox Design, and the Officeware Design, without any admission of liability or culpability on the part of either Party.

The appearance of [***] denotes confidential information that has been omitted from this Exhibit 10.1 and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

NOW THEREFORE, in consideration of the mutual promises and covenants set forth in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

[***]

3.           No Admission of Liability. Nothing in this Agreement or otherwise shall be construed as an admission of any fact, wrongdoing, or liability of any kind by any of the Parties or by any other person. This Agreement shall not be construed as a waiver of any defense or an admission by either Party of the correctness of any legal position or argument taken or espoused by the other.

4.           Dismissal of the Lawsuit and Withdrawal of the Opposition. On or before the fifth calendar day after the Effective Date (counting from the first day after the Effective Date), and on the same day in which Dropbox makes the entire payment in accordance with Paragraph 11 below, and in any event no later than the Court’s deadline, which the parties acknowledge may have to be extended, Officeware shall file a dismissal that terminates the Lawsuit with prejudice and Officeware shall within 48 hours thereafter file all papers with the TTAB to withdraw the Opposition with prejudice.

5.           Substantiation of Officeware’s Rights.  Officeware represents and warrants that:

a. Officeware, to its knowledge is the earliest and continuous owner of the trademark rights in the DROPBOX Mark and the Officeware Design for the services described in the Officeware Application and the Lawsuit.

b. Officeware, to its knowledge (i) is the senior-most user of the DROPBOX Mark and the Officeware Design in the United States for the services described in the Officeware Application and the Lawsuit, and (ii) owns trademark rights in the DROPBOX Mark and the Officeware Design that are superior to those asserted by any of the Third Party Claimants and any other person or entity.

c. Officeware provides example website screenshots and other available documentation for each year that Officeware has used the DROPBOX Mark, as shown in Schedule C.  These documents, which are representative chronologically and by category of Officeware’s use of the DROPBOX Mark, demonstrate Officeware’s continuous use of the DROPBOX Mark beginning at a time at least as early as January 11, 2004 and continuing to the Effective Date.

d. Officeware provides the sworn declaration from its Founder and CEO, Mr.  Timothy M.  Rice, as shown in Schedule D, which reasonably substantiates continuous use of the DROPBOX Mark beginning at a time at least as early as January 11, 2004 and continuing to the Effective Date and authenticates the documents shown in Schedule C.

6.           Assignment and Transfer of Officeware’s Rights.  Officeware hereby assigns to Dropbox all right, title, and interest in and to, including without limitation, any common-law rights, copyright, and trademark rights that Officeware holds in the DROPBOX Mark, the Dropbox Design, and the Officeware Design, together with the goodwill symbolized by and associated therewith, in accordance with the Assignment.  The Parties agree that the assignment in this Paragraph 6 shall be effective only upon Dropbox making the entire payment in accordance with Paragraph 11 below and upon Officeware executing and delivering the Assignment, as shown in Schedule B, no later than the fifth calendar day after the Effective Date (counting from the first day after the Effective Date).

7.           Ownership of Marks.  Officeware acknowledges that, pursuant to Paragraph 6 and the Assignment, Dropbox shall acquire all of Officeware’s rights in the DROPBOX Mark, the Dropbox Design, the Officeware Design, and the Officeware Application.  Officeware shall not contest or deny Dropbox’s or any assignee’s title to, ownership of, or the validity of the DROPBOX Mark, Dropbox Design, Officeware Design, and Officeware Application.  Neither Officeware nor any of its respective officers, directors, employees, investors, shareholders, administrators, attorneys, divisions, parents, affiliates, subsidiaries, predecessor and successor corporations shall challenge, or otherwise dispute or assist third parties in any way in challenging Dropbox’s rights to the DROPBOX Mark, the Dropbox Design, the Officeware Design, and the Officeware Application, including, but not limited to, in any judicial, administrative, governmental or arbitral proceeding anywhere in the world.

8.           Officeware’s Representations and Warranties.  Officeware represents and warrants that it has not previously assigned any rights in the DROPBOX Mark, the Dropbox Design, the Officeware Design or the Officeware Application to any person or entity, and that it is not aware of any challenge, or communication suggesting a challenge, to its use or ownership of the DROPBOX Mark, the Dropbox Design, the Officeware Design, or the Officeware Application, other than the challenge made by Dropbox and the rights asserted by the Third Party Claimants.  Officeware further represents and warrants that there is no claim of ownership of the DROPBOX Mark, the Dropbox Design, the Officeware Design, or the Officeware Application by any shareholder, officer, director, related company of Officeware, any other company with a shareholder, officer, or director in common with Officeware, or any other person or entity.  Officeware represents and warrants that it has not filed any trademark application in any jurisdiction anywhere in the world for the DROPBOX Mark, or any confusingly similar mark thereof, other than the Officeware Application, and that it does not won any domain names containing the letter-string “dropbox”, or any confusingly similar mark.  Officeware further represents and warrants that it has not filed any trademark applications in any jurisdiction anywhere in the world for the Officeware Design, or any confusingly similar mark thereof.

9.           Officeware’s Phase-Out.  Officeware and each of its officers, directors, employees, investors, shareholders, administrators, attorneys, divisions, parents, affiliates, subsidiaries, predecessor and successor corporations, and assigns hereby agree that they shall not make any new uses of the DROPBOX Mark, the Officeware Design, the Dropbox Design, or any confusingly similar marks thereto beyond those Officeware was making as of the Effective Date, and that they shall immediately and permanently stop all keyword advertising incorporating the DROPBOX Mark or any confusingly similar marks thereto, including without limitation in Google AdWords and similar programs.  Officeware and each of its officers, directors, employees, investors, shareholders, administrators, attorneys, divisions, parents, affiliates, subsidiaries, predecessor and successor corporations, and assigns, hereby further agree to permanently stop using the DROPBOX Mark, the Officeware Design, the Dropbox Design, and any confusingly similar marks thereto, in any manner whatsoever in any jurisdiction anywhere in the world, including, but not limited to, on Officeware’s website at <www.filesanywhere.com> and in any other marketing materials, advertising, stationery, business cards, telephone listings, Internet listings, domain names, website meta-tags, email addresses, social media, products, service, or any other goods, services, or commercial activities within twelve (12) months of the Effective Date.

[***]

13. Warranty of Authority. Each Party represents and warrants that the undersigned has the authority to act on its behalf and to bind it and all who may claim through it to the terms and conditions of this Agreement. Each of the Parties represents and warrants to the other that it has not heretofore assigned or transferred or purported to assign or transfer any of its claims or obligations herein, or any part or portion thereof, and agrees to indemnify and hold harmless the other from and against any claim, demand, damage, debt, liability, account, reckoning, obligation, cost, expense, lien, action, and cause of action (including the payment of attorney fees and costs actually incurred, whether or not litigation is commenced) based on, in connection with, or arising out of any such assignment or transfer or purported or claimed assignment or transfer.

14. Notice. Any notice provided for in this Agreement shall be in writing and shall be delivered personally, by overnight mail, or by email and certified U.S. mail, with postage prepaid, to the following addresses:

To Dropbox:

General Counsel
Dropbox, Inc.
185 Berry Street, 4th Floor
San Francisco, California 94107

With a copy to:

David H. Kramer
Wilson Sonsini Goodrich & Rosati
650 Page Mill Rd.,
Palo Alto, CA  94304
650-493-9300
dkramer@wsgr.com

To Officeware:

Tim Rice
CEO
Officeware Corporation
3301 Airport Freeway, Suite 200
Bedford, Texas  76021
972.893.3310
time@filesanywhere.com

With a copy to:

Robert J. Ward
Gardere Wynne Sewell
1601 Elm St., Suite 3000
Dallas, TX  75201
214-999-4266
rward@gardere.com

[***]

21. Successors and Assigns. This Agreement is binding on each of the successors and assigns of the Parties. Each of the Parties warrants that the person executing this Agreement on its behalf is duly authorized to do so.

[***]

DROPBOX, INC.		OFFICEWARE CORPORATION D/B/A FILESANYWHERE.COM

By:	/s/ Ramsey Homsany	By:	/s/ Timothy M. Rice

Name:	Ramsey Homsany	Name:	Timothy M. Rice

Title:	General Counsel	Title:	CEO/President

Date:	4/22/2013	Date:	4/18/2013

SCHEDULE A

Schedule B

TRADEMARK ASSIGNMENT

WHEREAS, Officeware Corporation d/b/a Filesanywhere.com, a corporation of the State of Texas,  located and doing business at 3301 Airport Freeway, Suite 200, Bedford, Texas 76021 (“Assignor”), has adopted, is using, or intends to use the trademark DROPBOX, and is the owner of the following United States trademark application for registration in the U.S. Patent and Trademark office:

Trademark	Application Serial No.
DROPBOX	85012206

WHEREAS, Dropbox, Inc., a corporation of the State of Delaware, located and doing business at 185 Berry St. 4th Fl., San Francisco, California 94107 (“Assignee”), desires to acquire any and all common law rights in the DROPBOX trademark and associated good will that Assignor may have owned, as well as the trademark application referenced above (collectively, the “Trademark Rights”);

NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, Assignor, hereby assigns to Assignee all of the Trademark Rights, including all right, title and interest that Assignor may have owned in the DROPBOX trademark and application, together with the goodwill of the business symbolized by the DROPBOX trademark and application

Executed on this 18th day of April, 2013

Officeware Corporation d/b/a/ Filesanywhere.com

/s/ Timothy M. Rice
By:	Timothy M. Rice
Title:	CEO/President

SCHEDULE C

SCHEDULE C

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January 2004
Usage Screens

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Chronological
Usage Screenshots

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web.archive.org/web/20040815081302/http://www.filesanywhere.com/

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JUL AUG SEP 15 2003 2004 2005

FilesAnywhere.

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Features and Prices

PRESS ROOM / ABOUT US

HELP / FAQ

BROCHURE

CONTACT

PARTNERS

VeriSign SECURE SITE

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Recommended Display: 1024x768 or higher

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- **Automated Remote Backups**: Schedule, Synch, FTP, Map Drive Letter. More...
- **PhotoFolders**: Create and Share Photo Albums, Slideshows, Order Prints. More...
- **Share Files and Folders** with anyone using email links, track file access. More...
- **File Dropbox**: Allow any of your contacts to upload files to your space. More...
- **FileViews** "Virtual Folders" let you categorize files in unlimited ways. More...
- **Version Control**, **Version History** and File History Logging. More...
- Secure Connection with 128-bit SSL encryption. Total privacy and security.
- **MultiUpload, MultiDownload, Right-Click** menus, **Drag-n-Drop.**

PC MAGAZINE

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AUG SEP OCT
30
2003 2004 2005
FilesAnywhere.
Reliable Online File Storage Since 1999
welcome new users
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New Account
More Information
FEATURES / PLANS / PRICES
PRESS ROOM / ABOUT US
HELP / FAQ
BROCHURE
CONTACT
PARTNERS
VeriSign SECURE SITE
High-Performance Login
UserName
Password
Enter
Use SSL Login
Remember Me
Forgot Your Password?
Plans and Prices
Original Interface
Help Desk
Compare Features
The Best Web File Storage Features!
New!
WorkTracker.com: The Ultimate Work Tracking Tool, with File Storage.. Go there... Tasks, Goals, Support Tickets, Issues, Bugs, Incidents, Calls, Change Orders, Test Cases, Features, Requests, Leads, Bids, Jobs, Applicants, Profiles and more.
Automated Remote Backup: Schedule, Synch, FTP, Map Drive Letter. More...
PhotoFolders: Create and Share Photo Albums, Slideshows, Order Prints. More...
Share Files and Folders with anyone using email links, track file access. More...
File Dropbox: Allow any of your Contacts to upload files to your space. More...
FileViews: "Virtual Folders" allow you categorize files in unlimited ways. More...
Version Control, Version History backups and File History Logging. More...
Secure Connection with 128-bit SSL encryption. Total privacy and security.
MultiUpload, MultiDownload, Right-Click menus, Drag-n-Drop, much, much more!
PC MAGAZINE
Four-Star Award
"Well designed and highly responsive"
- PC Magazine
"FilesAnywhere is a well-designed, feature-rich, easy-to-use online backup service that may well be your answer to painless system backups."
Terms of Use
Privacy Protection
Copyright 1999-2004 Officeware Corporation. All rights reserved.

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Schedule C-9

web.archive.org/web/20050701011415/http://www.filesanywhere.com/

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3 Oct 99 - 3 Feb 13

MAY JUL AUG
2004 1 2005 2006

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Reliable Online File Storage Since 1999

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- FEATURES / PLANS AND PRICES
- ABOUT US / NEWS AND UPDATES
- FAQ's / ONLINE HELP
- BROCHURE
- CONTACT US
- PARTNERS

VeriSign SECURE SITE
VERISIGN, INC.

Free Technical Support, Mon-Fri
Toll-free: 1(866) 805-1991

FilesAnywhere online web file storage, FTP and Internet backup service provided by Officeware

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UserName | Password | Enter | Use SSL Login | Remote Backup Login

☑ Remember Me | Forgot Your Password? | **Plans and Prices**

☐ Original Interface | Online Help | **Compare Features**

The Best Web File Storage Features!

Automated Online Backup: Schedule, Synch, FTP, Map a Drive Letter, Drag-n-drop, Open, Edit and Save files directly from Office applications. More...

File Share: Send files or folders to anyone by emailing a web URL link. More...

File Dropbox: Allow authorized guests to upload files into your folders. More...

Version Control: Checkin/Checkout file editing/locking, History logging. More...

FileViews: "Virtual Folders" allow you group files together in multiple ways. More...

Secure Connection with 128-bit SSL encryption. Total privacy and security.

MultiUpload, MultiDownload, Drag-n-Drop, Search, Right-click menus and more!

PhotoFolders: Create and Share Photo Albums, Slideshows, Order Prints. More...

WorkTracker.com: The Ultimate Work Tracking Tool with File Storage. More...

PC MAGAZINE

Four-Star Award

"Well designed and highly responsive"
- *PC Magazine*

"FilesAnywhere is a well-designed, feature-rich, easy-to-use online backup service that may well be your answer to painless system backups."
-Nick Stam, Director, PC Magazine Labs

Terms of Use Privacy Protection © 1999-2005 Officeware Systems. All rights reserved
PC Magazine 4-Star Award Logo is a trademark of Ziff Davis Publishing Holdings, Inc.

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web.archive.org/web/20060715091017/http://www.filesanywhere.com/?

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1 Oct 99 - 3 Feb 12

JUN JUL AUG
2005 15 2006 2007

FilesAnywhere.

Reliable Online File Storage Since 1999

welcome new users

Free Trial - Sign Up Here

New Account

More Information

FEATURES / PLANS AND PRICES

ABOUT US / NEWS AND UPDATES

FAQ's / ONLINE HELP

BROCHURE

CONTACT US

PARTNERS

VeriSign SECURE SITE VERISIGN, INC.

Free Technical Support, Mon-Fri
Toll-free: 1(866) 805-1991

FilesAnywhere online web file storage, FTP and Internet backup service provided by Officeware

High-Performance Login

UserName | Password | Enter | Use SSL Login | Remote Backup Login

Remember Me | Forgot Your Password? | Plans and Prices

Original Interface | Online Help | Compare Features

The Best Web File Storage Features!

New! **Online Document Viewer**: Open documents directly online, no need to download! View or Share popular Office file formats instantly, using any web browser. More...

WebAdvanced Plan with Automated PC Backup: Schedule Backups, Run as a Windows Service, Synch, FTP, WebDAV WebFolders, Open/Edit files online. More...

File Share: Send files or folders to anyone by emailing a web URL link. More...

File Dropbox: Allow authorized guests to upload files into your folders. More...

Version Control: Checkin/Checkout file editing/locking, History logging. More...

FileViews: "Virtual Folders" allow you group and share files in many ways. More...

MultiUpload/Download, Search, Drag-n-Drop, Right-Click menu, Multi-Select Basket.

MediaFolder: Image Viewer, Photo Albums, Sharing, Stream Video/Audio. More...

Secure Transfers: 128-bit, SSL-Encrypted Transfers, optional SFTP/SSH. More...

WorkTracker.com: the Ultimate Online Data Tracking Tool, with File Storage.

PC MAGAZINE Four-Star Award

"Well designed and highly responsive"
PC Magazine

"FilesAnywhere is a well-designed, feature-rich, easy-to-use online backup service that may well be your answer to painless system backups."
-Nick Stam, Director, PC Magazine Labs

Terms of Use | Privacy Protection | Legal © 1999-2006 Officeware Systems. All rights reserved.
PC Magazine 4-Star Award Logo is a trademark of Ziff Davis Publishing Holdings, Inc.

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Collaboration - File Sharing, Teams and Guest Access							
FilesAnywhere Outbound Fax Service	✓	✓	✓	✓	✓	✓	✓
FileShare Cover Page: Capture Handwritten E-Signatures	✓	✓	✓	✓	✓	✓	✓
Outlook Add-in: Send Files directly from Microsoft Outlook	✓	✓	✓	✓	✓	✓	✓
GroupShare: Share Folders with User Access Permissions	✓	✓	✓	✓	✓	✓	✓
GroupShare Dropbox: have guests upload files into shared folders		✓	✓	✓	✓	✓	✓
FileShare Links: Share Files/Folders to Anyone via Web Links	✓	✓	✓	✓	✓	✓	✓
View-Only Access: Share files with Online Viewing permission only	✓	✓	✓	✓	✓	✓	✓
Link Generator: Create Links on the fly to use in your own emails	✓	✓	✓	✓	✓	✓	✓
Dropbox: Receive Files from Anyone via Upload Link	✓	✓	✓	✓	✓	✓	✓
Dropbox Subfolders: Automatically create Guest Upload folders	✓	✓	✓	✓	✓	✓	✓
File Views: Create and Share "Virtual" Folder Hierarchies	✓	✓	✓	✓	✓	✓	✓
Contacts: Address Book for File Sharing	✓	✓	✓	✓	✓	✓	✓
Teams: Create Teams to Organize Your Contacts	✓	✓	✓	✓	✓	✓	✓
Shared Workgroup Contacts, Private Contacts				✓	✓	✓	✓
Manage Multiple User Accounts Online				✓	✓	✓	✓
Inbound Email Attachments: Email files directly to your account. Attachments are saved to an inbound folder, or you can direct files to folders by adding a "MOVETO" in the Subject line.				✓	✓	✓	✓
E-Send Files Instantly to Other Users (all on our servers)	✓	✓	✓	✓	✓	✓	✓
Email Stored Files in Your Account to Anyone	✓	✓	✓	✓	✓	✓	✓
FileShare Add-in for Microsoft Outlook- Send files with no size restriction. The new add-in adds a button in Outlook that securely Uploads and Shares via SSL.	✓	✓	✓	✓	✓	✓	✓

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March 8, 2013 Usage

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https://www.filesanywhere.com/personal/online-file-storage-features.aspx
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FileShare™ Links

Send single or multiple files of any size. Share that whole folder of vacation photos without spending hours grouping them into a zillion email attachments!

GroupShare™

Share access to your folders and collaborate with your circle of friends and family. Genealogy projects, guest lists to important events, and slide shows for weddings and family reunions were never simpler.

Dropbox™ Links

Like to receive photos, videos, recipes, football pools, and other useful and fun stuff from friends and family, but hate keeping up with all the emails? Use Dropbox Links to receive files of all types.

Faxing

Free online file storage accounts are allowed 10 outbound faxes per month, and Advanced accounts enjoy almost unlimited online faxing with up to 500 domestic (or 100 international) faxes per month. Multiuser advanced accounts can opt to enable an inbound fax number for both main and subaccounts, and receive unlimited faxes. You can even fax from your mobile device.

Online File Management

Put all your eggs in one basket? We say yes! Using FilesAnywhere is much more convenient than bookmarking a dozen sites, remember passwords, and then trying to keep track of what you've saved or backed up and where. Create your online library of photos, music, videos, ebooks and documents in one simple application.

Access Control

It's your data; you should be in the driver's seat. Every account has customizable permissions, password protection, even online signatures, to keep files safe—even when you chose to share it.

Version Control

Advanced accounts come with the additional protection of version control. You can opt to keep versions, require documents be checked in and out, and disable delete functions. Great for GroupShare folders!

Real-Time Notifications

Stay in the know! Each FileShare Link, Dropbox Link, and GroupShare comes with email notification options for guests, and for you, when action is taken on your link.

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SCHEDULE D

SCHEDULE D

DECLARATION OF TIMOTHY M. RICE

I, Timothy M. Rice hereby declare:

1.	My name is Timothy M. Rice. I am over the age of eighteen (18) years, have never been convicted of a felony or crime involving moral turpitude, and am otherwise competent to make this declaration.

2.
I am the President and Chief Executive Officer of Officeware Corporation d/b/a FilesAnywhere.com (“Officeware”).  I founded the company back in 1995.  I have personal knowledge of the facts stated herein and/or they are based on my review of Officeware’s business records.

3.
Officeware began using the DROPBOX word mark prior to January 11, 2004.  An example of Officeware’s use of the DROPBOX word mark is attached to my declaration as Exhibit A, which includes a 2003 copyright legend.

4.
I investigated Officeware’s use of the DROPBOX mark.  I checked our business records including available computer files, email and phone records.  I determined that the DROPBOX mark was used in late December 2003 in connection with our Flower Mound customer for the DROPBOX service.  I identified a web page showing a copyright date of 2003, as mentioned above, as a result of this investigation.  I concluded that Officeware provided the DROPBOX service at least as early as January 1, 2004.  These dates were also confirmed from phone records and a call with our contact at Flower Mound in 2013.

5.	After December 2003, the number of Officeware customers increased, and Officeware has never discontinued the use of the DROPBOX from this time to the present.

6.
In August of 2004 Officeware’s use of the DROPBOX mark continued to expand.  This use can be, and was, confirmed by checking the records on archive.org.  This date was used in Officeware’s federal trademark application.

7.
Exhibit B to my declaration provides an example of Officeware’s use of the DROPBOX marks in connection with the provision of remote file storage services to the City of Flower Mound and its customers.  Exhibits A and B are illustrative of Officeware’s continuous use of the marks through at least January of 2005.

8.
Additionally, beginning at least as early as August of 2004, Officeware used the DROPBOX marks in connection with its provision of remote file storage and file sharing services available to Officeware customers.  Exhibit C is an illustration of Officeware’s use of the marks from at least as early as August of 2004 through the present.

Schedule D-2

9.	Exhibits A, B, and C are incorporated herein by reference.

I declare under penalty of perjury that the above is true and correct, that all statements above that are made of my own knowledge are true, and that all statements made on information and belief are believed to be true.

SIGNED this 28 day of March, 2013 at 11:36am

/s/ Timothy M. Rice
Timothy M. Rice

Schedule D-3

Flower Mound File Drop Box

Upload Files

How to Upload Your File:
1. Enter your name and email address below.
2. Click the "Browse" button to choose a file on your computer.
3. Click the "Upload" arrow button to begin uploading the selected file to the drop box.
4. A confirmation appears when your file is uploaded to the recipient's Drop Box.

Name:

Email Address:

Select the number of files to upload:

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©[illegible] by Officeware Corporation. All rights reserved. FilesAnywhere is a trademark of Officeware Corporation in the United States and/or other countries. THIS SERVICE IS PROVIDED 'AS IS' WITHOUT WARRANTY OF ANY KIND. The user assumes the entire risk as to the accuracy and the use of the document and attached files. ANY DATA UPLOADED THROUGH THE USE OF THE SOFTWARE IS DONE AT YOUR OWN DISCRETION AND RISK. FilesAnywhere cannot be responsible for the content of uploaded documents. By clicking on any of the file links on this page, you agree to the overall FilesAnywhere Terms and Conditions.

Ex. A-FMUploadForm.png

Schedule D-4

EXHIBIT "A"

Schedule D-4

FilesAnywhere.
Thank you for using the Flower Mound Drop Box
Sign up for a free FilesAnywhere trial account.

Schedule D-5

EXHIBIT "B"

Schedule D-5

FilesAnywhere
Guest
Guest
Dropbox
Allow Guests to Upload Files to Your Folders
Receive Files of Any Size from Anyone You Choose
No Signup is Required for Guests
Receive an Alert when New Files are Dropped

Schedule D-6

EXHIBIT "C"

Schedule D-6

SCHEDULE E

Form **W-9**
(Rev. December 2011)
Department of the Treasury
Internal Revenue Service

Request for Taxpayer Identification Number and Certification

Give Form to the requester. Do not send to the IRS.

Print or type
See Specific Instructions on page 2.

Name (as shown on your income tax return)
Officeware Corporation

Business name/disregarded entity name, if different from above
FilesAnywhere.com

Check appropriate box for federal tax classification:
☐ Individual/sole proprietor ☑ C Corporation ☐ S Corporation ☐ Partnership ☐ Trust/estate

☐ Limited liability company. Enter the tax classification (C=C corporation, S=S corporation, P=partnership) ▶ ....

☐ Exempt payee

☐ Other (see instructions) ▶

Address (number, street, and apt. or suite no.)
3301 Airport Freeway, Suite 200

Requester's name and address (optional)

City, state, and ZIP code
Bedford, TX 76021

List account number(s) here (optional)

Part I Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on the "Name" line to avoid backup withholding. For individuals, this is your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the Part I instructions on page 3. For other entities, it is your employer identification number (EIN). If you do not have a number, see *How to get a TIN* on page 3.

Note. If the account is in more than one name, see the chart on page 4 for guidelines on whose number to enter.

Social security number
___ – __ – ____

Employer identification number
75 – 2651195

Part II Certification

Under penalties of perjury, I certify that:

1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and
2. I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and
3. I am a U.S. citizen or other U.S. person (defined below).

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions on page 4.

Sign Here Signature of U.S. person ▶ [signature] Date ▶ 9-19-12

General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

Purpose of Form

A person who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) to report, for example, income paid to you, real estate transactions, mortgage interest you paid, acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA.

Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN to the person requesting it (the requester) and, when applicable, to:

1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),

2. Certify that you are not subject to backup withholding, or

3. Claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners' share of effectively connected income.

Note. If a requester gives you a form other than Form W-9 to request your TIN, you must use the requester's form if it is substantially similar to this Form W-9.

Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:

- An individual who is a U.S. citizen or U.S. resident alien,
- A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States,
- An estate (other than a foreign estate), or
- A domestic trust (as defined in Regulations section 301.7701-7).

Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax on any foreign partners' share of income from such business. Further, in certain cases where a Form W-9 has not been received, a partnership is required to presume that a partner is a foreign person, and pay the withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid withholding on your share of partnership income.

Cat. No. 10231X Form **W-9** (Rev. 12-2011)